Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - First Quarter 2016

The information included in the Financial Supplement is unaudited. This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Net income	$833	$812	$928	$866	$691
Net income per share:
Basic	$2.58	$2.56	$3.00	$2.87	$2.33
Diluted	$2.55	$2.53	$2.97	$2.83	$2.30

Operating income	$827	$806	$918	$886	$698
Operating income per share:
Basic	$2.56	$2.54	$2.96	$2.94	$2.35
Diluted	$2.53	$2.52	$2.93	$2.90	$2.33

Return on equity	13.4%	13.3%	15.4%	14.5%	11.6%
Operating return on equity	14.5%	14.2%	16.2%	15.8%	12.5%

Total assets, at period end	$102,691	$101,664	$102,110	$100,184	$101,680
Total equity, at period end	$24,847	$24,121	$24,033	$23,598	$24,166

Book value per share, at period end	$77.96	$77.51	$79.00	$79.75	$82.65
Less: Net unrealized investment gains, net of tax	6.51	4.42	4.65	4.36	6.02
Adjusted book value per share, at period end	$71.45	$73.09	$74.35	$75.39	$76.63

Weighted average number of common shares outstanding (basic)	320.8	314.8	307.6	299.7	294.2
Weighted average number of common shares outstanding and common stock equivalents (diluted)	324.5	318.0	311.0	303.3	297.9
Common shares outstanding at period end	318.7	311.2	304.2	295.9	292.4

Common stock dividends declared	$178	$194	$189	$183	$181

Common stock repurchased:
Under Board of Directors authorization
Shares	5.6	7.9	7.3	8.8	5.1
Cost	$600	$800	$750	$1,000	$550
Other
Shares	0.7	—	—	—	0.5
Cost	$72	$1	$—	$1	$59

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Net income
Operating income	$827	$806	$918	$886	$698
Net realized investment gains (losses), after-tax	6	6	10	(20)	(7)
Net income	$833	$812	$928	$866	$691

Basic earnings per share
Operating income	$2.56	$2.54	$2.96	$2.94	$2.35
Net realized investment gains (losses), after-tax	0.02	0.02	0.04	(0.07)	(0.02)
Net income	$2.58	$2.56	$3.00	$2.87	$2.33

Diluted earnings per share
Operating income	$2.53	$2.52	$2.93	$2.90	$2.33
Net realized investment gains (losses), after-tax	0.02	0.01	0.04	(0.07)	(0.03)
Net income	$2.55	$2.53	$2.97	$2.83	$2.30

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Basic and Diluted
Net income, as reported	$833	$812	$928	$866	$691
Participating share-based awards - allocated income	(6)	(6)	(6)	(6)	(5)
Net income available to common shareholders - basic and diluted	$827	$806	$922	$860	$686

Common Shares
Basic
Weighted average shares outstanding	320.8	314.8	307.6	299.7	294.2

Diluted
Weighted average shares outstanding	320.8	314.8	307.6	299.7	294.2
Weighted average effects of dilutive securities - stock options and performance shares	3.7	3.2	3.4	3.6	3.7
Diluted weighted average shares outstanding	324.5	318.0	311.0	303.3	297.9

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Revenues
Premiums	$5,888	$5,931	$6,032	$6,023	$5,981
Net investment income	592	632	614	541	544
Fee income	114	115	116	115	117
Net realized investment gains (losses)	10	10	15	(32)	(9)
Other revenues	25	22	21	31	53
Total revenues	6,629	6,710	6,798	6,678	6,686

Claims and expenses
Claims and claim adjustment expenses	3,431	3,547	3,382	3,363	3,712
Amortization of deferred acquisition costs	963	963	987	972	971
General and administrative expenses	995	1,032	1,028	1,039	995
Interest expense	92	92	94	95	91
Total claims and expenses	5,481	5,634	5,491	5,469	5,769

Income before income taxes	1,148	1,076	1,307	1,209	917
Income tax expense	315	264	379	343	226
Net income	$833	$812	$928	$866	$691

Other-than-temporary impairments (OTTI)
Total OTTI losses	$(4)	$(8)	$(14)	$(28)	$(28)
OTTI losses recognized in net realized investment gains (losses)	$(3)	$(6)	$(14)	$(29)	$(18)
OTTI gains (losses) recognized in other comprehensive income	$(1)	$(2)	$—	$1	$(10)

Other statistics
Effective tax rate on net investment income	19.3%	20.5%	21.1%	18.7%	19.3%
Net investment income (after-tax)	$478	$503	$484	$440	$439

Catastrophes, net of reinsurance:
Pre-tax	$162	$221	$85	$46	$318
After-tax	$106	$143	$56	$33	$207

Prior year reserve development - favorable (unfavorable)
Pre-tax	$243	$207	$199	$292	$180
After-tax	$158	$133	$132	$194	$119

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Underwriting gain	$395	$353	$486	$491	$289
Net investment income	478	503	484	440	439
Other income (expense), including interest expense	(46)	(50)	(52)	(45)	(30)
Operating income	827	806	918	886	698
Net realized investment gains (losses)	6	6	10	(20)	(7)
Net income	$833	$812	$928	$866	$691

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.4%	58.9%	55.2%	55.0%	61.1%
Underwriting expense ratio	31.5%	31.9%	31.7%	31.6%	31.2%
Combined ratio	88.9%	90.8%	86.9%	86.6%	92.3%
Combined ratio excluding incremental impact of direct to consumer initiative	88.5%	90.3%	86.4%	86.1%	92.0%

Impact of catastrophes on combined ratio	2.7%	3.7%	1.4%	0.8%	5.3%
Impact of prior year reserve development on combined ratio	-4.1%	-3.5%	-3.3%	-4.9%	-3.0%

(1) Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Billing and policy fees and other	$23	$22	$20	$22	$22
Fee income:
Loss and loss adjustment expenses	$42	$43	$44	$41	$44
Underwriting expenses	72	72	72	74	73
Total fee income	$114	$115	$116	$115	$117

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Revenues
Premiums	$5,888	$5,931	$6,032	$6,023	$5,981
Net investment income	592	632	614	541	544
Fee income	114	115	116	115	117
Other revenues	25	22	21	31	53
Total revenues	6,619	6,700	6,783	6,710	6,695

Claims and expenses
Claims and claim adjustment expenses	3,431	3,547	3,382	3,363	3,712
Amortization of deferred acquisition costs	963	963	987	972	971
General and administrative expenses	995	1,032	1,028	1,039	995
Interest expense	92	92	94	95	91
Total claims and expenses	5,481	5,634	5,491	5,469	5,769

Operating income before income taxes	1,138	1,066	1,292	1,241	926
Income tax expense	311	260	374	355	228
Operating income	$827	$806	$918	$886	$698

Other statistics
Effective tax rate on net investment income	19.3%	20.5%	21.1%	18.7%	19.3%
Net investment income (after-tax)	$478	$503	$484	$440	$439

Catastrophes, net of reinsurance:
Pre-tax	$162	$221	$85	$46	$318
After-tax	$106	$143	$56	$33	$207

Prior year reserve development - favorable (unfavorable)
Pre-tax	$243	$207	$199	$292	$180
After-tax	$158	$133	$132	$194	$119

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Statutory underwriting
Gross written premiums	$6,474	$6,542	$6,618	$6,148	$6,712
Net written premiums	$5,897	$6,169	$6,191	$5,864	$6,166

Net earned premiums	$5,888	$5,931	$6,032	$6,023	$5,981
Losses and loss adjustment expenses	3,379	3,495	3,333	3,307	3,663
Underwriting expenses	1,890	1,949	1,947	1,867	1,932
Statutory underwriting gain	619	487	752	849	386
Policyholder dividends	9	10	10	12	10
Statutory underwriting gain after policyholder dividends	$610	$477	$742	$837	$376

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,296	$40,273	$40,091	$39,782	$40,224
Increase (decrease) in reserves	$(711)	$(23)	$(182)	$(309)	$442
Statutory capital and surplus	$20,944	$20,851	$20,822	$20,567	$20,569
Net written premiums/surplus (1)	1.14:1	1.15:1	1.16:1	1.17:1	1.19:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Written premiums
Gross	$6,474	$6,542	$6,618	$6,148	$6,712
Ceded	(577)	(373)	(427)	(284)	(546)
Net	$5,897	$6,169	$6,191	$5,864	$6,166

Earned premiums
Gross	$6,308	$6,356	$6,447	$6,443	$6,381
Ceded	(420)	(425)	(415)	(420)	(400)
Net	$5,888	$5,931	$6,032	$6,023	$5,981

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business and International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Revenues
Premiums	$3,620	$3,609	$3,653	$3,639	$3,599
Net investment income	454	487	471	412	415
Fee income	111	111	112	111	114
Other revenues	8	5	5	5	33
Total revenues	4,193	4,212	4,241	4,167	4,161

Claims and expenses
Claims and claim adjustment expenses	2,265	2,238	2,229	2,127	2,299
Amortization of deferred acquisition costs	584	578	589	578	579
General and administrative expenses	654	674	675	683	663
Total claims and expenses	3,503	3,490	3,493	3,388	3,541

Operating income before income taxes	690	722	748	779	620
Income tax expense	175	179	202	213	144
Operating income	$515	$543	$546	$566	$476

Other statistics
Effective tax rate on net investment income	19.4%	20.7%	21.5%	18.9%	19.4%
Net investment income (after-tax)	$366	$386	$371	$334	$335

Catastrophes, net of reinsurance:
Pre-tax	$99	$108	$39	$1	$148
After-tax	$65	$70	$25	$4	$97

Prior year reserve development - favorable (unfavorable)
Pre-tax	$77	$103	$49	$176	$93
After-tax	$50	$65	$35	$118	$63

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business and International Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Underwriting gain	$142	$155	$172	$227	$121
Net investment income	366	386	371	334	335
Other income (expense)	7	2	3	5	20
Operating income	$515	$543	$546	$566	$476

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	61.2%	60.6%	59.6%	57.0%	62.4%
Underwriting expense ratio	32.1%	32.6%	32.6%	32.6%	32.4%
Combined ratio	93.3%	93.2%	92.2%	89.6%	94.8%

Impact of catastrophes on combined ratio	2.7%	2.9%	1.1%	0.0%	4.1%
Impact of prior year reserve development on combined ratio	-2.1%	-2.8%	-1.4%	-4.8%	-2.6%

(1) Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Billing and policy fees and other	$7	$6	$4	$6	$6
Fee income:
Loss and loss adjustment expenses	$42	$43	$44	$41	$44
Underwriting expenses	69	68	68	70	70
Total fee income	$111	$111	$112	$111	$114

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business and International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Statutory underwriting
Gross written premiums	$4,276	$4,027	$3,981	$3,783	$4,366
Net written premiums	$3,797	$3,679	$3,590	$3,517	$3,914

Net earned premiums	$3,620	$3,609	$3,653	$3,639	$3,599
Losses and loss adjustment expenses	2,216	2,187	2,182	2,073	2,252
Underwriting expenses	1,206	1,192	1,178	1,151	1,236
Statutory underwriting gain	198	230	293	415	111
Policyholder dividends	7	8	7	9	8
Statutory underwriting gain after policyholder dividends	$191	$222	$286	$406	$103

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business and International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Net written premiums by market
Domestic
Select Accounts	$722	$709	$654	$631	$724
Middle Market	1,726	1,451	1,597	1,528	1,829
National Accounts	299	228	254	267	320
First Party	340	452	411	361	358
Specialized Distribution	268	300	277	266	286
Total Domestic	3,355	3,140	3,193	3,053	3,517
International	442	539	397	464	397
Total	$3,797	$3,679	$3,590	$3,517	$3,914

Net written premiums by product line
Workers’ compensation	$1,142	$906	$957	$910	$1,198
Commercial automobile	502	487	494	475	544
Commercial property	391	507	451	411	406
General liability	491	469	489	475	537
Commercial multi-peril	822	765	780	779	829
International	442	539	397	464	397
Other	7	6	22	3	3
Total	$3,797	$3,679	$3,590	$3,517	$3,914

National Accounts
Additions to claim volume under administration (1)	$761	$536	$558	$667	$797
Written fees	$114	$92	$91	$88	$115

Certain prior period amounts have been restated to conform to the 2016 presentation.

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Bond & Specialty Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Revenues
Premiums	$504	$524	$539	$518	$508
Net investment income	56	57	56	54	52
Other revenues	5	5	4	8	3
Total revenues	565	586	599	580	563

Claims and expenses
Claims and claim adjustment expenses	192	192	113	146	164
Amortization of deferred acquisition costs	94	97	104	98	96
General and administrative expenses	100	99	93	97	94
Total claims and expenses	386	388	310	341	354

Operating income before income taxes	179	198	289	239	209
Income tax expense	55	47	93	77	65
Operating income	$124	$151	$196	$162	$144

Other statistics
Effective tax rate on net investment income	18.3%	18.6%	18.6%	17.6%	18.1%
Net investment income (after-tax)	$46	$47	$45	$44	$42

Catastrophes, net of reinsurance:
Pre-tax	$1	$1	$1	$—	$1
After-tax	$—	$1	$1	$—	$—

Prior year reserve development - favorable (unfavorable)
Pre-tax	$35	$40	$103	$80	$60
After-tax	$23	$26	$67	$52	$39

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Bond & Specialty Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Underwriting gain	$75	$101	$148	$113	$100
Net investment income	46	47	45	44	42
Other income (expense)	3	3	3	5	2
Operating income	$124	$151	$196	$162	$144

Combined ratio
Loss and loss adjustment expense ratio	37.6%	36.3%	20.6%	27.6%	31.9%
Underwriting expense ratio	38.5%	37.4%	36.5%	37.5%	37.4%
Combined ratio	76.1%	73.7%	57.1%	65.1%	69.3%

Impact of catastrophes on combined ratio	0.1%	0.3%	0.1%	0.0%	0.1%
Impact of prior year reserve development on combined ratio	-6.9%	-7.7%	-19.1%	-15.6%	-11.9%

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Statutory underwriting
Gross written premiums	$522	$537	$580	$514	$536
Net written premiums	$478	$534	$565	$504	$492

Net earned premiums	$504	$524	$539	$518	$508
Losses and loss adjustment expenses	189	191	111	143	162
Underwriting expenses	196	199	202	188	195
Statutory underwriting gain	119	134	226	187	151
Policyholder dividends	2	2	3	3	2
Statutory underwriting gain after policyholder dividends	$117	$132	$223	$184	$149

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Net written premiums by product line
Fidelity & surety	$206	$259	$267	$220	$219
General liability	226	236	247	243	227
Other	46	39	51	41	46
Total	$478	$534	$565	$504	$492

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Revenues
Premiums	$1,764	$1,798	$1,840	$1,866	$1,874
Net investment income	82	88	87	75	77
Fee income	3	4	4	4	3
Other revenues	12	12	9	15	14
Total revenues	1,861	1,902	1,940	1,960	1,968

Claims and expenses
Claims and claim adjustment expenses	974	1,117	1,040	1,090	1,249
Amortization of deferred acquisition costs	285	288	294	296	296
General and administrative expenses	234	252	252	250	230
Total claims and expenses	1,493	1,657	1,586	1,636	1,775

Operating income before income taxes	368	245	354	324	193
Income tax expense	116	71	113	102	54
Operating income	$252	$174	$241	$222	$139

Other statistics
Effective tax rate on net investment income	19.6%	20.8%	20.9%	18.5%	19.5%
Net investment income (after-tax)	$66	$70	$68	$62	$62

Catastrophes, net of reinsurance:
Pre-tax	$62	$112	$45	$45	$169
After-tax	$41	$72	$30	$29	$110

Prior year reserve development - favorable (unfavorable)
Pre-tax	$131	$64	$47	$36	$27
After-tax	$85	$42	$30	$24	$17

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Underwriting gain	$178	$97	$166	$151	$68
Net investment income	66	70	68	62	62
Other income (expense)	8	7	7	9	9
Operating income	$252	$174	$241	$222	$139

Combined ratio (1)
Loss and loss adjustment expense ratio	55.2%	62.2%	56.5%	58.5%	66.7%
Underwriting expense ratio	28.3%	28.9%	28.6%	28.2%	27.0%
Combined ratio	83.5%	91.1%	85.1%	86.7%	93.7%
Combined ratio excluding incremental impact of direct to consumer initiative	81.8%	89.4%	83.2%	85.0%	92.8%

Impact of catastrophes on combined ratio	3.5%	6.2%	2.5%	2.4%	9.0%
Impact of prior year reserve development on combined ratio	-7.5%	-3.5%	-2.6%	-1.9%	-1.4%

(1) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Billing and policy fees and other	$16	$16	$16	$16	$16

Fee income	$3	$4	$4	$4	$3

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Statutory underwriting
Gross written premiums	$1,676	$1,978	$2,057	$1,851	$1,810
Net written premiums	$1,622	$1,956	$2,036	$1,843	$1,760

Net earned premiums	$1,764	$1,798	$1,840	$1,866	$1,874
Losses and loss adjustment expenses	974	1,117	1,040	1,091	1,249
Underwriting expenses	488	558	567	528	501
Statutory underwriting gain	$302	$123	$233	$247	$124

Policies in force (in thousands)
Automobile	2,125	2,166	2,224	2,283	2,346
Homeowners and other	4,107	4,121	4,145	4,158	4,188

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Statutory underwriting

Gross written premiums	$828	$893	$938	$892	$939
Net written premiums	$822	$890	$934	$888	$932

Net earned premiums	$802	$827	$854	$878	$891
Losses and loss adjustment expenses	516	582	585	640	626
Underwriting expenses	215	230	234	227	234
Statutory underwriting gain	$71	$15	$35	$11	$31

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	64.4%	70.4%	68.5%	73.0%	70.3%
Underwriting expense ratio	25.8%	26.1%	25.4%	25.1%	24.9%
Combined ratio	90.2%	96.5%	93.9%	98.1%	95.2%

Impact of catastrophes on combined ratio	0.0%	2.1%	0.1%	0.1%	2.0%
Impact of prior year reserve development on combined ratio	-2.8%	-2.5%	-2.4%	-2.2%	-0.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$18	$—	$1	$19
After-tax	$—	$12	$—	$—	$12

Prior year reserve development - favorable (unfavorable)
Pre-tax	$22	$21	$21	$20	$7
After-tax	$15	$14	$13	$13	$4

Policies in force (in thousands)	2,021	2,057	2,106	2,157	2,212
Change from prior year quarter	1.8%	3.8%	5.8%	7.9%	9.5%
Change from prior quarter	1.1%	1.8%	2.4%	2.4%	2.5%

(1) Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Billing and policy fees and other	$9	$8	$8	$9	$9

Fee income	$2	$2	$2	$2	$2

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Statutory underwriting

Gross written premiums	$795	$1,029	$1,052	$897	$803
Net written premiums	$748	$1,010	$1,035	$894	$760

Net earned premiums	$914	$920	$930	$929	$920
Losses and loss adjustment expenses	425	498	414	407	578
Underwriting expenses	236	289	291	263	236
Statutory underwriting gain	$253	$133	$225	$259	$106

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	46.5%	54.2%	44.6%	43.8%	62.8%
Underwriting expense ratio	27.9%	28.8%	28.8%	28.8%	27.6%
Combined ratio	74.4%	83.0%	73.4%	72.6%	90.4%

Impact of catastrophes on combined ratio	6.7%	10.1%	4.7%	4.7%	16.0%
Impact of prior year reserve development on combined ratio	-11.8%	-4.6%	-2.8%	-1.6%	-1.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$61	$93	$43	$44	$147
After-tax	$40	$60	$28	$29	$96

Prior year reserve development - favorable (unfavorable)
Pre-tax	$108	$43	$26	$15	$17
After-tax	$70	$28	$17	$10	$11

Policies in force (in thousands)	4,008	4,017	4,034	4,042	4,068
Change from prior year quarter	-3.3%	-2.3%	-0.9%	0.2%	1.5%
Change from prior quarter	-0.6%	0.2%	0.4%	0.2%	0.6%

(1) Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2) Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Billing and policy fees and other	$7	$7	$7	$6	$7

Fee income	$1	$2	$2	$2	$2

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Net written premiums
Automobile	$38	$38	$47	$43	$51
Homeowners and other	14	18	20	18	17
Total net written premiums	$52	$56	$67	$61	$68

Revenues
Premiums	$48	$51	$56	$59	$63
Other revenues	—	1	—	1	—
Total revenues	48	52	56	60	63

Claims and expenses
Claims and claim adjustment expenses	32	39	39	45	45
Amortization of deferred acquisition costs	1	1	2	1	1
General and administrative expenses	37	38	41	37	30
Total claims and expenses	70	78	82	83	76

Operating loss before income taxes	(22)	(26)	(26)	(23)	(13)
Income taxes	(8)	(9)	(9)	(8)	(5)
Operating loss	$(14)	$(17)	$(17)	$(15)	$(8)

Other statistics
Policies in force (in thousands)
Automobile	104	109	118	126	134
Homeowners and other	99	104	111	116	120

Catastrophes, net of reinsurance:
Pre-tax	$1	$1	$2	$—	$3
After-tax	$1	$—	$2	$—	$2

Prior year reserve development - favorable (unfavorable)
Pre-tax	$1	$—	$—	$1	$3
After-tax	$—	$—	$—	$1	$2

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Revenues
Other revenues	$—	$—	$3	$3	$3

Claims and expenses
Interest expense	92	92	94	95	91
General and administrative expenses	7	7	8	9	8
Total claims and expenses	99	99	102	104	99

Operating loss before income tax benefit	(99)	(99)	(99)	(101)	(96)
Income taxes	(35)	(37)	(34)	(37)	(35)
Operating loss	$(64)	$(62)	$(65)	$(64)	$(61)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	March 31,	December 31,
	2016	2015

Assets
Fixed maturities, available for sale, at fair value (amortized cost $59,490 and $58,878)	$61,985	$60,658
Equity securities, available for sale, at fair value (cost $528 and $528)	710	705
Real estate investments	927	989
Short-term securities	4,587	4,671
Other investments	3,469	3,447
Total investments	71,678	70,470

Cash	361	380
Investment income accrued	599	642
Premiums receivable	6,845	6,437
Reinsurance recoverables	8,803	8,910
Ceded unearned premiums	805	656
Deferred acquisition costs	1,899	1,849
Deferred taxes	—	296
Contractholder receivables	4,419	4,374
Goodwill	3,588	3,573
Other intangible assets	275	279
Other assets	2,408	2,318
Total assets	$101,680	$100,184

	March 31,	December 31,
	2016	2015

Liabilities
Claims and claim adjustment expense reserves	$48,640	$48,295
Unearned premium reserves	12,331	11,971
Contractholder payables	4,419	4,374
Payables for reinsurance premiums	438	296
Deferred taxes	82	—
Debt	6,344	6,344
Other liabilities	5,260	5,306
Total liabilities	77,514	76,586

Shareholders’ equity
Common stock (1,750.0 shares authorized; 292.4 and 295.9 shares issued and outstanding)	22,269	22,172
Retained earnings	30,454	29,945
Accumulated other comprehensive income (loss)	414	(157)
Treasury stock, at cost (473.2 and 467.6 shares)	(28,971)	(28,362)
Total shareholders’ equity	24,166	23,598
Total liabilities and shareholders’ equity	$101,680	$100,184

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2016	Yield (1)	2015	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$29,991	3.26%	$29,612	3.30%
Tax-exempt fixed maturities	31,994	3.52%	31,046	3.58%
Total fixed maturities	61,985	3.39%	60,658	3.44%

Non-redeemable preferred stocks	161	5.73%	162	5.73%
Public common stocks	549		543
Total equity securities	710		705

Real estate investments	927		989

Short-term securities	4,587	0.50%	4,671	0.37%

Private equities	2,031		2,056
Hedge funds	400		416
Real estate partnerships	655		626
Other investments	383		349
Total other investments	3,469		3,447

Total investments	$71,678		$70,470

Net unrealized investment gains, net of tax, included in shareholders’ equity	$1,759		$1,289

(1) Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	March 31,	December 31,
	2016	2015
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,154	$2,194
Obligations of states and political subdivisions:
Pre-refunded	5,871	6,060
All other	26,451	25,351
Total	32,322	31,411
Debt securities issued by foreign governments	1,846	1,873
Mortgage-backed securities - principally obligations of U.S. Government agencies	1,929	1,981
Corporates (including redeemable preferreds)	23,734	23,199
Total fixed maturities	$61,985	$60,658

Fixed Maturities

Quality Characteristics (1)

	March 31, 2016
	Amount	% of Total
Quality Ratings
Aaa	$26,374	42.5%
Aa	17,720	28.6
A	9,224	14.9
Baa	6,871	11.1
Total investment grade	60,189	97.1
Ba	1,073	1.7
B	415	0.7
Caa and lower	308	0.5
Total below investment grade	1,796	2.9
Total fixed maturities	$61,985	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.0

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Gross investment income
Fixed maturities	$531	$526	$516	$518	$503
Short-term securities	2	3	3	4	6
Other	69	113	105	30	44
	602	642	624	552	553
Investment expenses	10	10	10	11	9
Net investment income, pre-tax	592	632	614	541	544
Income taxes	114	129	130	101	105
Net investment income, after-tax	$478	$503	$484	$440	$439

Effective tax rate	19.3%	20.5%	21.1%	18.7%	19.3%

Average invested assets (1)	$70,722	$70,291	$70,569	$70,756	$69,926

Average yield pre-tax (1)	3.3%	3.6%	3.5%	3.1%	3.1%
Average yield after-tax	2.7%	2.9%	2.7%	2.5%	2.5%

(1)  Excludes net unrealized investment gains, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains (Losses) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Net realized investment gains (losses)
Fixed maturities	$17	$14	$30	$7	$4
Equity securities	—	(1)	(10)	(20)	(5)
Other (1)	(7)	(3)	(5)	(19)	(8)
Realized investment gains (losses) before tax	10	10	15	(32)	(9)
Related taxes	4	4	5	(12)	(2)
Net realized investment gains (losses)	$6	$6	$10	$(20)	$(7)

Gross investment gains (1)	$71	$102	$108	$96	$120
Gross investment losses before impairments (1)	(58)	(86)	(79)	(99)	(111)
Net investment gains (losses) before impairments	13	16	29	(3)	9
Other-than-temporary impairment losses	(3)	(6)	(14)	(29)	(18)
Net realized investment gains (losses) before tax	10	10	15	(32)	(9)
Related taxes	4	4	5	(12)	(2)
Net realized investment gains (losses)	$6	$6	$10	$(20)	$(7)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2015	2015	2015	2015	2016

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$2,853	$1,830	$1,983	$1,780	$2,495
Equity securities & other	319	274	183	194	198
Unrealized investment gains before tax	3,172	2,104	2,166	1,974	2,693
Related taxes	1,096	728	752	685	934

Balance, end of period	$2,076	$1,376	$1,414	$1,289	$1,759

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$44	$56	$47	$44	$30
Gross investment Treasury future losses	$54	$47	$61	$34	$49

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	March 31,	December 31,
	2016	2015
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$3,754	$3,848
Allowance for uncollectible reinsurance	(151)	(157)
Net reinsurance recoverables (i)	3,603	3,691
Mandatory pools and associations (ii)	2,011	2,015
Structured settlements (iii)	3,189	3,204
Total reinsurance recoverables	$8,803	$8,910

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	March 31,
Reinsurer	Predominant Reinsurer	2016
Swiss Re Group	A+ second highest of 16 ratings	$437
Munich Re Group	A+ second highest of 16 ratings	393
Sompo Japan Nipponkoa Group	A+ second highest of 16 ratings	230
Berkshire Hathaway	A++ highest of 16 ratings	225
XL Capital Group	A third highest of 16 ratings	190

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims. The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves. Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors. Of the total net recoverables due from reinsurers at March 31, 2016, after deducting mandatory pools and associations and structured settlement balances, $2.9 billion, or 80%, were rated by A.M. Best Company. Of the total rated by A.M. Best Company, 99% were rated A- or better. The remaining 20% of net recoverables from reinsurers were comprised of the following: 6% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 4% were balances from other companies not rated by A.M. Best Company. In addition, $1.0 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at March 31, 2016.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in. These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market. The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state. In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities. Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments. The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	March 31,
Group	Predominant Insurer	2016
Fidelity and Guaranty Life (1)	B++ fifth highest of 16 ratings	$901
Metlife (2)	A+ second highest of 16 ratings	406
Genworth Financial Group	B++ fifth highest of 16 ratings	381
John Hancock Group	A+ second highest of 16 ratings	324
Symetra Financial Corporation (3)	A third highest of 16 ratings	225

(1)  Fidelity and Guaranty Life (FGL) has entered into a definitive merger agreement with Anbang Insurance Group Co., Ltd. whereby Anbang will acquire all of the outstanding shares of FGL. The transaction is expected to close in the second quarter of 2016.  A.M. Best’s ratings of FGL were placed under review with developing implications following the announcement of the merger agreement.  The Company does not have any structured settlements with Anbang.

(2)  MetLife Inc. has announced a plan to pursue the separation of a substantial portion of its U.S. Retail segment.  MetLife is currently evaluating structural alternatives for such a separation, including a public offering of shares in an independent, publicly-traded company, a spin-off, or a sale.  A.M. Best’s ratings of MetLife Inc. and its subsidiaries were placed under review with developing implications following the announcement of this plan.

(3)  Sumitomo Life Insurance Company completed its acquisition of Symetra Financial Corporation on February 1, 2016.  The Company does not have any structured settlements with Sumitomo Life Insurance Company.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016
Statutory Reserves for Losses and Loss Adjustment Expenses

Business and International Insurance
Beginning of period	$34,568	$33,924	$33,905	$33,856	$33,669
Incurred	2,216	2,187	2,182	2,073	2,252
Paid	(2,616)	(2,291)	(2,075)	(2,173)	(2,020)
Foreign exchange and other	(244)	85	(156)	(87)	101
End of period	$33,924	$33,905	$33,856	$33,669	$34,002

Bond & Specialty Insurance
Beginning of period	$3,239	$3,228	$3,212	$3,142	$3,030
Incurred	189	191	111	143	162
Paid	(200)	(207)	(181)	(255)	(172)
End of period	$3,228	$3,212	$3,142	$3,030	$3,020

Personal Insurance
Beginning of period	$3,200	$3,144	$3,156	$3,093	$3,083
Incurred	974	1,117	1,040	1,091	1,249
Paid	(1,030)	(1,105)	(1,103)	(1,101)	(1,130)
End of period	$3,144	$3,156	$3,093	$3,083	$3,202

Total
Beginning of period	$41,007	$40,296	$40,273	$40,091	$39,782
Incurred	3,379	3,495	3,333	3,307	3,663
Paid	(3,846)	(3,603)	(3,359)	(3,529)	(3,322)
Foreign exchange and other	(244)	85	(156)	(87)	101
End of period	$40,296	$40,273	$40,091	$39,782	$40,224

Prior Year Reserve Development: Unfavorable (Favorable)

Business and International Insurance
Asbestos	$—	$—	$224	$—	$—
Environmental	—	72	—	—	—
All other	(77)	(175)	(273)	(176)	(93)
Total Business and International Insurance (1)	(77)	(103)	(49)	(176)	(93)

Bond & Specialty Insurance	(35)	(40)	(103)	(80)	(60)

Personal Insurance	(131)	(64)	(47)	(36)	(27)
Total	$(243)	$(207)	$(199)	$(292)	$(180)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Asbestos reserves
Beginning reserves:
Gross	$2,520	$1,959	$1,856	$2,086	$1,989
Ceded	(163)	(123)	(122)	(190)	(179)
Net	2,357	1,836	1,734	1,896	1,810
Incurred losses and loss expenses:
Gross	—	—	313	—	—
Ceded	—	—	(89)	—	—
Paid loss and loss expenses:
Gross	560	104	83	96	52
Ceded	(40)	(1)	(22)	(10)	(15)
Foreign exchange and other:
Gross	(1)	1	—	(1)	—
Ceded	—	—	(1)	1	—
Ending reserves:
Gross	1,959	1,856	2,086	1,989	1,937
Ceded	(123)	(122)	(190)	(179)	(164)
Net	$1,836	$1,734	$1,896	$1,810	$1,773

Environmental reserves
Beginning reserves:
Gross	$353	$341	$406	$393	$375
Ceded	(7)	(6)	(15)	(15)	(14)
Net	346	335	391	378	361
Incurred losses and loss expenses:
Gross	—	81	—	—	—
Ceded	—	(9)	—	—	—
Paid loss and loss expenses:
Gross	11	15	13	17	10
Ceded	(1)	—	—	—	—
Foreign exchange and other:
Gross	(1)	(1)	—	(1)	1
Ceded	—	—	—	1	—
Ending reserves:
Gross	341	406	393	375	366
Ceded	(6)	(15)	(15)	(14)	(14)
Net	$335	$391	$378	$361	$352

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	March 31,	December 31,
	2016	2015
Debt
Short-term debt
Commercial paper	$100	$100
6.25% Senior notes due June 20, 2016 (1)	400	400
Total short-term debt	500	500

Long-term debt
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	5,861	5,861
Unamortized fair value adjustment	48	49
Unamortized debt issuance costs	(65)	(66)
	5,844	5,844
Total debt	6,344	6,344

Common equity (excluding net unrealized investment gains, net of tax)	22,407	22,309

Total capital (excluding net unrealized investment gains, net of tax)	$28,751	$28,653

Total debt to capital (excluding net unrealized investment gains, net of tax)	22.1%	22.1%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	March 31,	December 31,
	2016 (1)	2015

Statutory capital and surplus	$20,569	$20,567

GAAP adjustments

Goodwill and intangible assets	3,699	3,687

Investments	3,019	2,258

Noninsurance companies	(4,616)	(4,688)

Deferred acquisition costs	1,899	1,849

Deferred federal income tax	(1,542)	(1,269)

Current federal income tax	(18)	(23)

Reinsurance recoverables	109	109

Furniture, equipment & software	663	672

Agents balances	145	153

Other	239	283

Total GAAP adjustments	3,597	3,031

GAAP shareholders’ equity	$24,166	$23,598

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Cash flows from operating activities
Net income	$833	$812	$928	$866	$691
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(10)	(10)	(15)	32	9
Depreciation and amortization	225	204	191	198	213
Deferred federal income tax expense	133	9	(37)	12	105
Amortization of deferred acquisition costs	963	963	987	972	971
Equity in income from other investments	(43)	(91)	(80)	(4)	(17)
Premiums receivable	(258)	(228)	186	115	(393)
Reinsurance recoverables	69	194	(16)	25	126
Deferred acquisition costs	(987)	(1,004)	(1,007)	(922)	(1,014)
Claims and claim adjustment expense reserves	(561)	(265)	(48)	(201)	226
Unearned premium reserves	185	177	180	(294)	328
Other	(350)	(85)	530	(39)	(395)
Net cash provided by operating activities	199	676	1,799	760	850

Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,830	2,484	3,491	2,311	1,748
Proceeds from sales of investments:
Fixed maturities	906	320	329	395	421
Equity securities	11	17	10	21	14
Real estate investments	7	3	5	16	69
Other investments	146	208	151	208	186
Purchases of investments:
Fixed maturities	(3,325)	(2,914)	(3,733)	(2,118)	(2,700)
Equity securities	(8)	(14)	(9)	(18)	(12)
Real estate investments	(6)	(63)	(47)	(7)	(7)
Other investments	(168)	(107)	(114)	(145)	(162)
Net sales (purchases) of short-term securities	(134)	567	(1,215)	456	85
Securities transactions in course of settlement	305	(122)	(80)	(216)	291
Acquisitions, net of cash acquired	—	—	—	(13)	—
Other	(90)	(88)	(44)	(82)	(79)
Net cash provided by (used in) investing activities	474	291	(1,256)	808	(146)

The Travelers Companies, Inc. Statement of Cash Flows ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2015	2015	2015	2015	2016

Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(600)	(800)	(750)	(1,000)	(550)
Treasury stock acquired - net employee share-based compensation	(71)	(1)	(1)	(1)	(59)
Dividends paid to shareholders	(177)	(192)	(188)	(182)	(180)
Payment of debt	—	—	—	(400)	—
Issuance of debt	—	—	392	—	—
Issuance of common stock - employee share options	90	27	25	41	64
Excess tax benefits from share-based payment arrangements (1)	27	4	11	13	—
Net cash used in financing activities	(731)	(962)	(511)	(1,529)	(725)

Effect of exchange rate changes on cash	(8)	4	(5)	(3)	2

Net increase (decrease) in cash	(66)	9	27	36	(19)
Cash at beginning of period	374	308	317	344	380
Cash at end of period	$308	$317	$344	$380	$361

Income taxes paid	$126	$471	$285	$325	$63
Interest paid	$34	$149	$34	$148	$42

(1)  In connection with the Company’s adoption of the new accounting standard related to Improvements to Employee Share-Based Payment Accounting in the first quarter of 2016, cash flows related to taxes on share-based payments are included in net income as an operating activity rather than being reported separately as a financing activity.

The Travelers Companies, Inc. Financial Supplement - First Quarter 2016 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from a variety of events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis and volcanic eruptions. Catastrophes can also result from a terrorist attack (including those involving nuclear, biological, chemical or radiological events), explosions, infrastructure failures or as a consequence of political instability. Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount. Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence. A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premium and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Combined ratio excluding the incremental impact of the direct to consumer initiative is the combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business and International Insurance - The Business and International Insurance segment offers a broad array of property and casualty insurance and insurance related services to its clients, primarily in the United States and in Canada, as well as in the United Kingdom, the Republic of Ireland, Brazil and throughout other parts of the world as a corporate member of Lloyd’s.  Business and International Insurance is organized as follows: Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, and Excess Casualty; National Accounts; First Party including National Property, Inland Marine, Ocean Marine and Boiler & Machinery; Specialized Distribution including Northland, National Programs, and Agribusiness; and International.  As of January 1, 2016, Global Partner Services, which had previously been included in Middle Market, is now being included in International.  Financial data for all periods presented has been restated to be consistent with the 2016 presentation.  Business and International Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance and certain other runoff operations, which are collectively referred to as Business and International Insurance Other.

Bond & Specialty Insurance - The Bond & Specialty Insurance segment provides surety, crime, management and professional liability, and cyber risk coverages and related risk management services to a wide range of primarily domestic customers, utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages for losses caused by the actual or alleged negligence or misconduct of directors and officers or employee dishonesty; employment practices liability coverages and fiduciary coverages for public corporations, private companies and not-for-profit organizations; professional liability coverage for actual or alleged errors and omissions committed in the course of professional conduct or practice for a variety of professionals including, among others, lawyers and design professionals; and professional and management liability, property, workers’ compensation, auto and general liability and fidelity insurance for financial institutions.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.